Putnam
California
Investment Grade
Municipal Trust

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-00

[SCALE LOGO OMITTED]


FROM THE CHAIRMAN

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[COPYRIGHT] Karsh, Ottawa

Dear Shareholder:

The markets continued to provide their share of challenges and opportunities as your fund closed its books on fiscal year 2000. In the following report, the fund's manager discusses performance for the period and prospects for the months ahead.

This is the last letter to you and the other shareholders of Putnam California Investment Grade Municipal Trust that I will be signing. After more than 30 years as Chairman of the Trustees and President of the Putnam Funds, the time has come for me to step aside. As of July 1, 2000, John Hill will become Chairman. John is currently an independent Trustee and has served on the board for the past 14 years. In addition, my son, George Putnam, III, will take on the role of President. I am confident that the leadership of the funds will be in exceptionally strong hands.

I will become Chairman Emeritus, remain a Putnam shareholder, and stay in close touch with the funds. It has been my privilege to serve you.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
June 21, 2000


REPORT FROM THE FUND MANAGER

Richard P. Wyke

The health of California's economy, like that of the rest of the nation, remains quite strong, providing municipalities with higher tax revenues and improving creditworthiness. But for municipal bond holders, the prosperity poses a quandary. Strong economic growth raises the risk of higher inflation -- and higher interest rates to combat that threat -- eroding the value of tax-free investments. What is a municipal bond investor to do?

For one thing, sit tight. Even if more interest-rate increases are in the cards over the near term, the Federal Reserve Board's aggressive tightening is reassuring investors that inflation will not spiral out of control. In the meantime, we have been making the most of the buying opportunities in the bond market selloff, positioning Putnam California Investment Grade Municipal Trust for brighter days.

Total return for 12 months ended 4/30/00

           NAV     Market price
-------------------------------
         -2.76%      -8.02%
-------------------------------

Past performance is not indicative of future results. Performance information for longer periods begins on page 6.

* VIGILANT FED AT HELM

The Federal Reserve Board's aggressive interest-rate policy and growing inflation fears have had a negative effect on bond prices, as evidenced by the performance of your fund during its fiscal year, the 12 months ended April 30, 2000. Bonds did experience a temporary reprieve in mid February when the U.S. Treasury announced a buyback program of outstanding debt. This event, combined with rising expectations that the economy would begin to slow down in the second half of the year, sparked a powerful rally in fixed-income markets. Yields on tax-free securities at the long end of the municipal bond yield curve fell approximately 45 basis points.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care             29.3%

Education               18.1%

Utilities               15.9%

Water and sewer          9.2%

Housing                  6.5%

Footnote reads:
*Based on net assets as of 4/30/00. Holdings will vary over time.


New statistics came to light in March and April, however, indicating that the economy was not cooling down. Consumer spending, the growth engine for the past two years, remains robust, and inflationary pressures exist. With investors' upbeat mood effectively squelched, municipal bond prices retreated for the balance of the reporting period. Interest rates at both ends of the yield curve began to climb again in expectation of more aggressive Fed tightening.

Despite the increase in short-term rates, leveraging strategies remain a powerful tool for enhancing the fund's dividend. This technique involves issuing preferred shares that pay dividends at prevailing short-term rates and then selling these shares to corporate and institutional investors. The resulting proceeds are then invested in longer-term bonds with higher yields. The difference between the dividends paid to the holders of the preferred shares and the income earned by the fund from its longer-term investments augments the flow of income to holders of common shares.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

AAA/Aaa -- 61.1%

AA/Aa -- 10.8%

A -- 6.6%

BBB/Baa -- 15.0%

BB/Ba -- 6.5%

Footnote reads:
*As a percentage of market value as of 4/30/00. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


* SEEKING OPPORTUNITY IN VOLATILITY

Managing a closed-end fund presents special advantages. We do not need to be concerned with shareholder redemptions and liquidity reserves, so we can concentrate exclusively on positioning the portfolio to take advantage of prevailing market trends. Our challenge is to be nimble enough to capture opportunities as they arise. Fortunately Putnam's size and presence in the municipal bond market give us what we regard as a considerable competitive advantage and often provide access to new offerings that might be unavailable to smaller participants.


"Now is a particularly good time to look at [municipals] since muni debt is paying as much as 30-year Treasuries -- and it's tax-exempt."

-- SmartMoney.com, April 20, 2000


Much of our effort has been focused on extending the fund's duration, which climbed from 8.26 years to 9.84 years over the course of the year. Duration measures the portfolio's maturity structure and indicates how much bond prices will move up or down with each percentage point shift in interest rates. A longer duration can mean a more volatile net asset value if rates increase but also one more likely to appreciate substantially when rates decline.

Improving the call structure of the fund is also of paramount concern. A bond's provisions may allow the issuer to call the bond in at or after a specified date prior to maturity. Such a bond is often called in before maturity when prevailing interest rates are lower than they were when the bond was issued. Redemption can force an investor to reinvest at the prevailing lower rates. Consequently, exposure to callable bonds always has some potential to affect a fund's income stream. By avoiding callable bonds and buying noncallable bonds, which cannot be called for redemption before their specified maturity dates, we can provide more reliable returns.

The fund's investments in transportation and toll revenue bonds have long been strong contributors to its income stream. Rising oil prices are squeezing profit margins, but passenger demand remains high, and carriers have been able to pass along the incremental cost increase to their customers. Investments in United Airlines bonds are profiting from the company's highly diversified route system in the United States, Latin America, and Europe. The Foothill Eastern Corridor Agency Toll Road Revenue bonds are revenue-generating securities supported by commuters traveling from the residential areas of Riverside County to the employment area of Irvine. While these holdings, along with others discussed in this report, were viewed favorably at the end of the period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

* QUALITY PORTFOLIO ADDS STABILITY IN VOLATILE MARKETS

Given the fairly inhospitable market conditions of the past year, the fund's emphasis on high-quality investments has proved advantageous. Higher-quality bonds generally carry lower credit risk and fluctuate less in price during periods of uncertainty than bonds with lower credit quality. The fund's large pool of prerefunded bonds, which are generally considered to have a credit rating of AAA, also contributed to a more stable net asset value. In a prerefunding, the municipality issues new bonds to pay off the original bond issue at the first call date or maturity. Proceeds from the new issue in an amount sufficient to pay off the entire original bond issue are invested in an escrow fund made up of short-term U.S. securities. We sold a few of the prerefunded bonds, which have very short maturities, and replaced them with bonds offering a similar yield but much longer maturities.

While insured municipal bonds have historically yielded about 85% of comparable U.S. Treasury bonds, that ratio is now approximately 95%. That ratio translates into an exceptionally high level of tax-free income, which is good news for municipal bond fund shareholders.

Since the Fed's monetary policy acts with a lag, we continue to believe that inflation pressures remain tame and the Fed's rate increases will eventually take hold and slow the economy. The markets are likely to be unstable near term, but once economic reports show that growth is slowing, bond markets, including the municipal bond market, should respond positively.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/00, there is no guarantee the fund will continue to hold these securities in the future.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam California Investment Grade Municipal Trust is designed for investors seeking high current income free from federal and state income tax, consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 4/30/00

                                      Lehman Brothers
                              Market     Municipal      Consumer
                     NAV       price    Bond Index     price index
-------------------------------------------------------------------
1 year             -2.76%      -8.02%     -0.92%          3.01%
-------------------------------------------------------------------
5 years            35.68       34.01      33.34          12.71
Annual average      6.29        6.03       5.92           2.42
-------------------------------------------------------------------
Life of fund
(since 11/27/92)   63.42       45.16      53.79          20.56
Annual average      6.84        5.15       5.98           2.55
-------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 4/30/00

----------------------------------------------------------------------
Distributions (common shares)
----------------------------------------------------------------------
Number                                                       12
----------------------------------------------------------------------
Income                                                    $0.8700
----------------------------------------------------------------------
Capital gains1
  Short-term                                               0.0056
----------------------------------------------------------------------
  Total                                                   $0.8756
----------------------------------------------------------------------
Preferred shares                                  Series A (320 shares)
----------------------------------------------------------------------
Income                                                  $1,884.79
----------------------------------------------------------------------
Capital gains1                                              11.31
----------------------------------------------------------------------
  Total                                                 $1,896.10
----------------------------------------------------------------------
Share value (common shares)                    NAV     Market price
----------------------------------------------------------------------
4/30/99                                     $15.49        $15.562
----------------------------------------------------------------------
4/30/00                                      14.14         13.438
----------------------------------------------------------------------
Current return (common shares/end of period)
----------------------------------------------------------------------
Current dividend rate2                        6.15%          6.47%
----------------------------------------------------------------------
Taxable equivalent3                          11.23          11.81
----------------------------------------------------------------------

1Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.

3Assumes maximum 45.22% federal and state tax rate. Results for investors subject to lower tax rate would not be as advantageous.

TOTAL RETURN FOR PERIODS ENDED 3/31/00 (most recent calendar quarter)

                                                           Market
                                     NAV                   price
------------------------------------------------------------------
1 year                             -1.69%                 -15.50%
------------------------------------------------------------------
5 years                            37.06                   28.37
Annual average                      6.51                    5.12
------------------------------------------------------------------
Life of fund (11/27/92)            65.09                   37.00
Annual average                      7.07                    4.38
------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the American Stock Exchange.


COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.

REPORT OF INDEPENDENT ACCOUNTANTS
For the fiscal year ended April 30, 2000

To the Trustees and Shareholders of
California Investment Grade Municipal Trust

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, except for bond ratings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of California Investment Grade Municipal Trust (the "fund") at April 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at April 30, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 7, 2000




THE FUND'S PORTFOLIO
April 30, 2000

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- Municipal Bond Investors Assurance Corporation
VRDN                -- Variable Rate Demand Notes


MUNICIPAL BONDS AND NOTES (98.3%) (a)

PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
California (98.3%)
-------------------------------------------------------------------------------------------------------------------
                    ABAG Fin. Auth. COP
     $    2,000,000 (American Baptist Homes), Ser. A, 6.2s, 10/1/27                       BBB           $ 1,770,000
          1,000,000 (Odd Fellows Home), 6s, 8/15/24                                       AA-               978,750
          2,000,000 Alameda, Recreational Fac. Imps. COP, MBIA,
                    5 3/4s, 12/1/21                                                       AAA             1,992,500
          4,200,000 Anaheim, Pub. Fin. Auth. Lease Rev. Bonds
                    (Pub. Impts.), Ser. C, FSA, 6s, 9/1/16                                Aaa             4,436,250
          3,000,000 Berkeley, Hlth. Fac. Rev. Bonds (Alta Bates
                    Med. Ctr.), Ser. A, 6.55s, 12/1/22                                    A2              3,187,500
          1,000,000 CA Cmnty. Dev. Auth. Rev. Bonds
                    (United Airlines, Inc.), Ser. A, 5.7s, 10/1/33                        Baa3              856,250
          2,600,000 CA Edl. Fac. Auth. Rev. Bonds (U. of San Francisco),
                    6.4s, 10/1/17                                                         Aaa             2,749,500
                    CA Hlth. Facs. Fin. Auth. Rev. Bonds
          3,000,000 (Henry Mayo Newhall), Ser. A, 8s, 10/1/18                             AA-             3,038,850
          1,500,000 (Sinai Med. Ctr.), Ser. A, 6 1/4s, 12/1/34                            A2              1,473,750
          1,600,000 (Sutter Health), Ser. A, 5 3/8s, 8/15/30                              AAA             1,454,000
          2,065,000 CA Hsg. Fin. Agcy. Rev. Bonds (Multi-Fam. Hsg. III),
                    Ser. B, MBIA, 5 1/2s, 8/1/39                                          AAA             1,848,175
          2,000,000 CA State Dept. Wtr. Resources IFB (Central Valley),
                    9.35s, 12/1/12 (acquired 11/27/92,
                    cost $2,198,104) (RES)                                                Aa2             2,627,500
          2,000,000 CA State G.O. Bonds, 5 3/4s, 12/1/29                                  AA-             1,970,000
          2,000,000 CA State Pub. Wks. Board Lease Rev. Bonds
                    (Dept. of Corrections Monterey Cnty. Soledad),
                    Ser. A, 7s, 11/1/19                                                   Aaa             2,210,000
          1,250,000 CA Statewide Cmnty. Dev. Auth. COP
                    (The Internext Group), 5 3/8s, 4/1/30                                 BBB             1,006,250
          1,500,000 CA Statewide Cmnty. Dev. Auth. Rev. Bonds
                    (United Airlines, Inc.), 5 5/8s, 10/1/34                              Baa3            1,267,500
          1,750,000 Delano, COP (Delano Regl. Med. Ctr.), 5.6s, 1/1/26                    BBB-            1,408,750
          1,500,000 Duarte, COP, Ser. A, 5 1/4s, 4/1/31                                   Baa2            1,200,000
          1,500,000 Foothill/Eastern Corridor Agcy. CA Toll Road
                    Rev. Bonds, 5 3/4s, 1/15/40                                           BBB-            1,381,875
            600,000 Indio, Multi-Fam. Rev. Bonds VRDN (Carreon),
                    Ser. A, 5.75s, 8/1/26                                                 A-1+              600,000
          3,120,000 Los Angeles, Multi-Fam. Rev. Bonds (Mission
                    Plaza Apts.), Ser. A, GNMA Coll., 7.8s, 1/20/35                       AAA             3,404,700
          1,500,000 Metropolitan Wtr. Dist. Rev. Bonds (Southern CA
                    Waterwks.), Ser. B, MBIA, 4 3/4s, 7/1/21                              Aaa             1,278,750
                    Northern CA Pwr. Agcy. Multi. Cap. Fac. IFB
          2,830,000 MBIA, 6.538s, 8/1/25                                                  Aaa             3,070,550
          2,370,000 MBIA, 6.538s, 8/1/25 Prerefunded                                      Aaa             2,642,550
          2,950,000 Orange Cnty., Pub. Fin. Auth. Waste Mgt. Syst.
                    Rev. Bonds, AMBAC, 5 3/4s, 12/1/10                                    Aaa             3,068,000
          3,250,000 Rancho, Wtr. Dist. Fin. Auth. IFB, AMBAC,
                    9.524s, 8/17/21                                                       Aaa             3,522,188
          5,000,000 Sacramento, Muni. Util. Dist. Elec. Rev. Bonds,
                    FGIC, 6.3s, 8/15/18                                                   Aaa             5,175,000
          4,750,000 Santa Clara Cnty. Fin. Auth. Lease Rev. Bonds
                    (VMC Fac. Replacement), Ser. A, AMBAC,
                    6 7/8s, 11/15/14 (SEG)                                                Aaa             5,230,936
          3,000,000 U. of CA Hosp. Rev. Bonds (U. of CA, Med. Ctr.),
                    AMBAC, 5 3/4s, 7/1/15                                                 Aaa             3,030,000
          5,000,000 Vallejo, COP (Marine World Foundation), 7s, 2/1/17                    BB+/P           5,212,500
          3,345,000 Victor, Elementary School Dist. COP (School
                    Construction Refinancing), MBIA, 6.45s, 5/1/18                        Aaa             3,671,138
                    West Contra Costa U. School Dist. COP
          1,860,000 7 1/8s, 1/1/24                                                        Baa3            1,918,125
          1,055,000 6 7/8s, 1/1/09                                                        Baa3            1,126,213
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $78,111,402) (b)                                            $79,808,050
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $81,166,053.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at April 30, 2000 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at April 30, 2000. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $78,111,402, resulting in gross unrealized appreciation and depreciation of $3,841,495 and $2,144,847, respectively, or net unrealized appreciation of $1,696,648.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at April 30, 2000 was $2,627,500 or 3.2% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April
      30, 2000.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at April 30, 2000.

      The fund had the following industry group concentrations greater than 10% at April 30, 2000 (as a percentage of net assets):

          Health care         29.3%
          Education           18.1
          Utilities           15.9

      The fund had the following insurance concentrations greater than 10% at April 30, 2000 (as a percentage of net assets):

          AMBAC               18.3%
          MBIA                17.9

----------------------------------------------------------------------
Futures Contracts Outstanding at April 30, 2000

                               Aggregate Face   Expiration Unrealized
                Total Value        Value          Date    Appreciation
----------------------------------------------------------------------
Municipal Bond
Index (Long)     $3,355,875     $3,329,047       Jun-00      $26,828
----------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF ASSETS AND LIABILITIES
April 30, 2000

Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $78,111,402) (Note 1)                                          $79,808,050
-------------------------------------------------------------------------------------------
Cash                                                                                565,822
-------------------------------------------------------------------------------------------
Interest receivable                                                               1,282,119
-------------------------------------------------------------------------------------------
Receivable for variation margin                                                       4,500
-------------------------------------------------------------------------------------------
Total assets                                                                     81,660,491

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               333,985
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        139,694
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                            5,082
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                       11,155
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            347
-------------------------------------------------------------------------------------------
Other accrued expenses                                                                4,175
-------------------------------------------------------------------------------------------
Total liabilities                                                                   494,438
-------------------------------------------------------------------------------------------
Net assets                                                                      $81,166,053

Represented by
-------------------------------------------------------------------------------------------
Series A remarketed preferred shares (320 shares issued and
outstanding at $50,000 per share) (Note 4)                                      $16,000,000
-------------------------------------------------------------------------------------------
Paid-in capital -- common shares
(unlimited shares authorized) (Note 1)                                           64,109,972
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                        200,458
-------------------------------------------------------------------------------------------
Accumulated net realized loss (Note 1)                                             (867,853)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                        1,723,476
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                      $81,166,053

Computation of net asset value
-------------------------------------------------------------------------------------------
Series A remarketed preferred shares                                            $16,000,000
-------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                        5,260
-------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred
shares -- liquidation preference                                                $16,005,260
-------------------------------------------------------------------------------------------
Net assets available to common shares                                           $65,160,793
-------------------------------------------------------------------------------------------
Net asset value per common share ($65,160,793 divided by 4,607,092 shares)           $14.14
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended April 30, 2000

Tax exempt interest income:                                                     $ 5,211,856
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    580,803
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       75,862
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                    9,776
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      4,213
-------------------------------------------------------------------------------------------
Reports to shareholders                                                               9,624
-------------------------------------------------------------------------------------------
Registration fees                                                                        75
-------------------------------------------------------------------------------------------
Auditing                                                                             68,144
-------------------------------------------------------------------------------------------
Legal                                                                                 4,948
-------------------------------------------------------------------------------------------
Postage                                                                               3,383
-------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                               50,444
-------------------------------------------------------------------------------------------
Other                                                                                 4,121
-------------------------------------------------------------------------------------------
Total expenses                                                                      811,393
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (41,675)
-------------------------------------------------------------------------------------------
Net expenses                                                                        769,718
-------------------------------------------------------------------------------------------
Net investment income                                                             4,442,138
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                   (534,748)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                     (97,139)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures during the year           (5,385,758)
-------------------------------------------------------------------------------------------
Net loss on investments                                                          (6,017,645)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                            $(1,575,507)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                            Year ended April 30
                                                                         -------------------------
                                                                             2000             1999
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                 $ 4,442,138      $ 4,524,308
--------------------------------------------------------------------------------------------------
Net realized loss on investments                                         (631,887)         (13,426)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments              (5,385,758)         861,939
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                        (1,575,507)       5,372,821
--------------------------------------------------------------------------------------------------

Distributions to remarketed preferred shareholders:
--------------------------------------------------------------------------------------------------
From net investment income                                               (603,132)        (530,833)
--------------------------------------------------------------------------------------------------
From net realized gains on investments                                     (3,619)         (33,938)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations applicable to common shareholders (excluding cumulative
undeclared dividends on remarketed preferred shares of
$5,260 and $1,446, respectively)                                       (2,182,258)       4,808,050
--------------------------------------------------------------------------------------------------

Distributions to common shareholders:
--------------------------------------------------------------------------------------------------
From net investment income                                             (4,007,772)      (4,007,852)
--------------------------------------------------------------------------------------------------
From net realized gains                                                   (25,800)        (236,804)
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                (6,215,830)         563,394

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                      87,381,883       86,818,489
--------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $200,458 and $353,463, respectively)                        $81,166,053      $87,381,883
--------------------------------------------------------------------------------------------------

Number of fund shares
--------------------------------------------------------------------------------------------------
Common shares outstanding at beginning and end of year                  4,607,092        4,607,092
--------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at beginning
and end of year                                                               320              320
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

------------------------------------------------------------------------------------------------

Per-share
operating performance                                     Year ended April 30
------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------
Net asset value, beginning of
period (common shares)                $15.49       $15.37       $14.80       $14.55       $14.16
------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------
Net investment income                    .96          .98         1.01         1.06         1.04
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.30)         .18          .61          .24          .41
------------------------------------------------------------------------------------------------
Total from investment operations        (.34)        1.16         1.62         1.30         1.45
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net investment income
------------------------------------------------------------------------------------------------
To preferred shareholders               (.13)        (.11)        (.12)        (.12)        (.13)
------------------------------------------------------------------------------------------------
To common shareholders                  (.87)        (.87)        (.85)        (.91)        (.93)
------------------------------------------------------------------------------------------------
From net realized gain on investments
------------------------------------------------------------------------------------------------
To preferred shareholders                 --(d)      (.01)        (.01)          --(d)        --
------------------------------------------------------------------------------------------------
To common shareholders                  (.01)        (.05)        (.07)        (.02)          --
------------------------------------------------------------------------------------------------
Total distributions                    (1.01)       (1.04)       (1.05)       (1.05)       (1.06)
------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                       $14.14       $15.49       $15.37       $14.80       $14.55
------------------------------------------------------------------------------------------------
Market price, end of period
(common shares)                       $13.44       $15.56       $15.25       $15.00       $14.38
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Total return at  market
value (common shares)(%)(a)            (8.02)        8.11         7.71        11.02        12.68
------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund)(in thousands)           $81,166      $87,382      $86,818      $84,205      $83,064
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)            1.21         1.22         1.19         1.23         1.26
------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)            5.72         5.52         5.80         6.28         6.11
------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)            17.48        13.87        25.26        35.98       125.01
------------------------------------------------------------------------------------------------

  (a) Total return assumes dividend reinvestment.

  (b) Ratio reflects net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

  (c) Includes amounts paid through expense offset arrangements. (Note 2)

  (d) Distributions amounted to less than $0.01 per share.



NOTES TO FINANCIAL STATEMENTS
April 30, 2000

Note 1
Significant accounting policies

Putnam California Investment Grade Municipal Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund's investment objective is to seek high current income exempt from federal income tax and California personal income tax. The fund intends to achieve its objective by investing in investment grade municipal securities constituting a portfolio that Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. believes to be consistent with preservation of capital.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. At April 30, 2000, the fund had a capital loss carryover of approximately $439,017 available to offset future net capital gain if any, which will expire on April 30, 2008.

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period. The applicable dividend rate for the remarketed preferred shares on April 30, 2000 was 4.20%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of post-October loss deferrals, dividends payable, unrealized gains and losses on certain futures contracts and market discount. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended April 30, 2000, the fund reclassified $15,761 to increase undistributed net investment income and $2,687 to increase paid-in-capital, with an increase to accumulated net realized losses of $18,448. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of weekly average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million and 0.50% thereafter.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended April 30, 2000, fund expenses were reduced by $41,675 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $430 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the year ended April 30, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $14,284,844 and $15,305,440, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Remarketed preferred shares

The Series A shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At April 30, 2000, no such restrictions have been placed on the fund.


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar 2000.


RESULTS OF OCTOBER 7, 1999 SHAREHOLDER MEETING
(Unaudited)

A meeting of shareholders of the fund was held on October 7, 1999. At the meeting, each of the nominees for Trustees was elected, as follows:

                                    Common Shares
                                                 Votes
                              Votes for        withheld

Jameson Adkins Baxter         4,153,089         67,628
Hans H. Estin                 4,154,828         65,888
R.J. Jackson                  4,154,204         66,513
Paul L. Joskow                4,155,907         64,810
Elizabeth T. Kennan           4,152,107         68,610
Lawrence J. Lasser            4,153,089         67,628
John H. Mullin III            4,156,489         64,228
William F. Pounds             4,154,998         65,719
George Putnam                 4,154,276         66,441
George Putnam, III            4,156,489         64,228
A.J.C. Smith                  4,156,489         64,228
W. Thomas Stephens            4,156,489         64,228
W. Nicholas Thorndike         4,153,089         67,628

                                   Preferred Shares
                                                 Votes
                              Votes for        withheld

John A. Hill                        314              0
Robert E. Patterson                 314              0

A proposal to ratify the selection of PricewaterhouseCoopers LLP as the independent auditors of your fund was approved as follows:

Common shares -- 4,165,451 votes for, and 15,209 votes against, with 40,056 abstentions.

All tabulations are rounded to nearest whole number.


FUND INFORMATION

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Richard P. Wyke
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminv.com) any time for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
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U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminv.com


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